                                                                     EXHIBIT h.1

                    AUCTION RATE CUMULATIVE PREFERRED SHARES


                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND

                          3,000 SHARES, SERIES M
                          3,000 SHARES, SERIES TU
                          3,000 SHARES, SERIES W
                          3,000 SHARES, SERIES TH
                          3,000 SHARES, SERIES F
                          2,200 SHARES, SERIES A
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                   July 22, 2003
Citigroup Global Markets Inc.
RBC Dain Rauscher Inc.
Wachovia Capital Markets, LLC
As Representatives of the Several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

         The undersigned, Calamos Convertible and High Income Fund, a Delaware statutory trust (the "Fund") and Calamos Asset Management, Inc., an Illinois corporation (the "Investment Adviser") address you as Underwriters and as the representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell an aggregate of (i)
3,000 shares of its Series M Preferred Shares, (ii) 3,000 shares of its
Series TU Preferred Shares, (iii) 3,000 shares of its Series W Preferred
Shares, (iv) 3,000 shares of its Series TH Preferred Shares, (v) 3,000 shares of its Series F Preferred Shares and (vi) 2,200 shares of its Series A Preferred Shares, each no par value per share, with a liquidation preference of $25,000 per share (collectively, the "Preferred Shares"), to the several Underwriters. The Preferred Shares will be authorized by, and subject to the terms and conditions of, the Statement of

Preferences of Preferred Shares adopted in connection with the issuance of the Preferred Shares and as amended through the date hereof ("Statement") and the Agreement and Declaration of Trust dated March 12, 2003, as it may be amended (the "Declaration of Trust") in the forms filed as exhibits to the Registration Statement referred to in Section 1 of this Agreement.

         The Fund and the Investment Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Preferred Shares by the Underwriters.

         The Fund has entered into an Investment Management Agreement with the Investment Adviser dated as of May 1, 2003, a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC dated as of May 1, 2003, a Custody Agreement with The Bank of New York dated as of March 21, 2003, a Stock Transfer Agency Agreement with The Bank of New York dated as of May 30, 2003, and is entering into an Auction Agency Agreement with The Bank of New York to be dated July __, 2003, and such agreements are herein referred to as the "Management Agreement", the "Servicing Agreement", the "Custodian Agreement", the "Transfer Agency Agreement" and the "Auction Agency Agreement," respectively. Collectively, the Management Agreement, the Servicing Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Auction Agency Agreement are herein referred to as the "Fund Agreements". This Underwriting Agreement is herein referred to as the "Agreement".
         1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-105808 and 811-21319) under the 1933 Act and the 1940 Act and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Preferred Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "462(b) Registration Statement") (collectively, the "registration statement"), including a prospectus (including any statement of additional information) relating to the Preferred Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Preferred Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. For the avoidance of doubt, if the Fund has filed a 462(b) Registration Statement, the term "Registration Statement" as used in this Agreement shall include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement or, if the prospectus (including the statement of additional information) included in the Registration Statement omits information in reliance on Rule 430A and such information is included in a prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus (including the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus.

         The Fund has furnished the Representatives with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

         2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Investment Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price per share of $_______ (the "purchase price per share"), the number of Preferred Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Preferred Shares increased as set forth in Section 10 hereof).

         3. Terms of Public Offering. The Fund and the Investment Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Preferred Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Preferred Shares upon the terms set forth in the Prospectus.

         4. Delivery of Preferred Shares and Payments Therefor.

                  (a) Delivery to the Underwriters of and payment to the Fund for the Preferred Shares shall be made at the office of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 A.M., New York City time, on July ___, 2003 (the "Closing Date"). The place of closing for the Preferred Shares and the Closing Date may be varied by agreement between you and the Fund.

                  (b) Certificates in definitive form, each representing one series of the Preferred Shares registered in the name of Cede & Co., as nominee for the Depository Trust Company, shall be delivered by or on behalf of the Fund to the Depository Trust Company for the account of the Underwriters on the Closing Date.

         5. Agreements of the Fund and the Investment Adviser. The Fund and the Investment Adviser, jointly and severally, agree with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Preferred Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a Prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Preferred Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497 (c) or a certification pursuant to Rule 497(j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Preferred Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective and (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

                  (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to
         Section 8(e) of the 1940 Act, of the suspension of qualification of the Preferred Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the

         Investment Adviser, any affiliate of the Fund or the Investment Adviser or any representative or attorney of the Fund or the Investment Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement, and excluding any routine correspondence with the Commission the contents of which could not reasonably be expected to have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Investment Adviser or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales materials (as hereinafter defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Preferred Shares for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.
                  (c) The Fund will furnish to you, without charge, three signed copies of the Registration Statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of
         (x) one year from the date of this Agreement and (y) the date on which the distribution of the Preferred Shares is completed) and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Preferred Shares is completed), with or without exhibits, as you may reasonably request.

                  (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Preferred Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act, with the securities or Blue Sky laws of the jurisdictions in which the Preferred Shares are offered by the several Underwriters and by all dealers to whom Preferred Shares may be sold and with other applicable laws and regulations, both in connection with the offering or sale of the Preferred Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Preferred Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they shall reasonably request. In the event that the Prospectus is to be amended or supplemented, the Fund, if requested by you, and to the extent consistent with applicable law, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.
                  (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Preferred Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Shares, in any jurisdiction where it is not now so subject.

                  (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

                  (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

                  (j) During the period of three years hereafter, the Fund will furnish or make available to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request.

                  (k) If this Agreement shall terminate or shall be terminated after its execution pursuant to any provisions hereof (other than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or
         Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Investment Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Investment Adviser, jointly and severally, agree to reimburse the Representatives for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith, but the Fund and the Investment Adviser shall in no event be liable for any internal cost of the Underwriters or any loss of anticipated profits or speculative, consequential or similar damages for such termination.

                  (l) The Fund will direct the investment of the net proceeds of the offering of the Preferred Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

                  (m) Except as provided in this Agreement, the Fund will not sell, contract to sell or otherwise dispose of, any senior securities (as defined in the 1940 Act) or grant any options or warrants to purchase senior securities of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of Citigroup Global Markets Inc.
                  (n) The Fund will use its reasonable best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of `Aaa' by Moody's Investors Service, Inc. ("Moody's") and `AAA' by Fitch, Inc. ("Fitch", and together with Moody's, the "Rating Agencies").

                  (o) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), neither the Fund, the Investment Adviser nor their affiliates will take, directly or indirectly, any action designed to or which reasonably should be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Preferred Shares or the common shares of the Fund in violation of federal securities laws.
         6. Representations and Warranties of the Fund and the Investment Adviser. The Fund and the Investment Adviser, jointly and severally, represent and warrant to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (b) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and (ii) did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) All the issued and outstanding common shares of the Fund have been duly authorized and validly issued, are fully paid and, except as described in the registration statement relating to the common shares, nonassessable and are free of any preemptive or similar rights; the Preferred Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as described in the Registration Statement, nonassessable and free of any preemptive or similar rights. The Preferred Shares conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the common shares conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (d) The Fund has been duly formed and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

                  (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required by the 1933 Act, the 1940 Act or the Rules and Regulations and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (f) The Fund is not in violation of the Statement, the Declaration of Trust or the by-laws of the Fund ("By-Laws") or in material violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

                  (g) Neither the issuance and sale of the Preferred Shares, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing which has not yet been obtained or made with the Commission, the NASD, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Statement, the Declaration of Trust or By-Laws of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

                  (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto).

                  (i) The accountants, Deloitte & Touche LLP, who have audited or shall audit at or prior to the Closing Date the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (j) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the

         Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply, and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein.

                  (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus or a certification under Rule 497 under the Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Preferred Shares as contemplated by this Agreement.

                  (l) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (m) Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, that is material to the Fund and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Fund.

                  (n) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Preferred Shares, will not distribute to the public in either printed or electronic form any offering material in connection with the offering and sale of the Preferred Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No.1 to the Registration Statement, and the Prospectus.

                  (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

                  (p) The Fund has filed all tax returns required to be filed and the Fund is not in material default in the payment of any taxes which were shown as payable on said returns or any assessments with respect thereto; and, as required by Subchapter M of the Code, the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code.

                  (q) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (r) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to own, possess or license any such patent, patent license, trademark, service mark or trade name does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund.

                  (s) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of Preferred Shares or the common shares of the Fund in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

                  (t) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to
         Section 8(e) of the 1940 Act with respect to the

         1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

                  (u) All advertising, sales literature or other promotional material (including "prospectus wrappers" and "broker kits"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Investment Adviser for use in connection with the offering and sale of the Preferred Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (v) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").
                  (w) No holder of any security of the Fund has any right to require registration of common shares of the Fund, the Preferred Shares, or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.
                  (x) The common shares of the Fund are duly listed on the New York Stock Exchange ("NYSE").

                  (y) The Fund intends to direct the investment of the proceeds of the offering of the Preferred Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

                  (z) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown.

         7. Representations and Warranties of the Investment Adviser. The Investment Adviser represents and warrants to each Underwriter as follows:

                  (a) The Investment Adviser is a corporation duly organized and validly existing in good standing under the laws of the State of Illinois, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser.

                  (b) The Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement for the Fund as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                  (c) The Investment Adviser has full power and authority to enter into the Management Agreement; the execution and delivery of, and the performance by the Investment Adviser of its obligations under, this Agreement and the Management Agreement have been duly and validly authorized by the Investment Adviser; and this Agreement and the Management Agreement have been duly executed and delivered by the Investment Adviser and constitute the valid and legally binding agreements of the Investment Adviser, enforceable against the Investment Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Investment Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (d) The Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Management Agreement.

                  (e) The Investment Adviser is not in violation of its Certificate of Incorporation, By-Laws or other organizational documents or in violation of the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body except where such violation would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser or on the ability of the Investment Adviser to perform its obligations under this Agreement or the Management Agreement.

                  (f) The description of the Investment Adviser and its business, and the statements attributable to the Investment Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

                  (g) There are no legal or governmental proceedings pending or, to the knowledge of the Investment Adviser, threatened against the Investment Adviser or to which any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that reasonably should be expected to result in any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser or that reasonably should have a material, adverse effect on the ability of the Investment Adviser to fulfill its obligations hereunder or under the Management Agreement.
                  (h) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Investment Adviser, whether or not arising from the ordinary course of business and (B) there have been no transactions entered into by the Investment Adviser which are material to the Investment Adviser or the Fund other than those in the ordinary course of its business as described in the Prospectus.
                  (i) The Investment Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus, except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Investment Adviser or on the ability of the Investment Adviser to perform its obligations under this Agreement or the Management Agreement; the Investment Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Investment Adviser under any such permit.

                  (j) This Agreement and the Management Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (k) Neither the execution, delivery or performance of this Agreement or the Management Agreement, nor the consummation by the Investment Adviser of the transactions contemplated hereby or thereby
         (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except if applicable, compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and compliance with the filing requirements, if any, of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the Certificate of Incorporation or By-Laws of the Investment Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Investment Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject.

                  (l) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Investment Adviser has not taken, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Preferred Shares or the common shares of the Fund in violation of federal securities laws and the Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Investment Adviser.

                  (m) In the event that the Fund or the Investment Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

         8. Indemnification and Contribution.

                  (a) The Fund and the Investment Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing

         Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Prepricing Prospectuses (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Preferred Shares, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered, at or prior to the confirmation of the sale of such Preferred Shares to such person and such Prospectus, amendments and supplements had been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Investment Adviser may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Investment Adviser, such Underwriter or such controlling person shall promptly notify the Fund or the Investment Adviser and the Fund or the Investment Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Investment Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund and the Investment Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Investment Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Investment Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Investment Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Investment Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Citigroup Global Markets Inc. and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Investment Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Investment Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Investment Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Investment Adviser, their trustees, directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Investment Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing). If any action, suit or proceeding shall be brought against the Fund or the Investment Adviser, any of their trustees, directors, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund by paragraph (b) above (except that if the Fund or the Investment Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund and the Investment Adviser, their trustees, directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Preferred Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund as set forth in the table on the cover page of the Prospectus bear to the total payments received by the Underwriters with respect to the Preferred Shares as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
                  (e) The Fund, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Preferred Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Preferred Shares set forth opposite their names in Schedule I (or such numbers of Preferred Shares increased as set forth in Section 10 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Investment Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Investment Adviser or their trustees, directors or officers or any person controlling the Fund or the Investment Adviser, (ii) acceptance of any Preferred Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Investment Adviser or their trustees, directors or officers or any person controlling any Underwriter, the Fund or the Investment Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Preferred Shares hereunder are subject to, in the good faith judgment of the Underwriters, the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Investment Adviser contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto), and the Closing Date to the accuracy and completeness of all statements made by the Fund, the Investment Adviser or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act Rules and Regulations shall have been timely made; no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Investment Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.
                  (b) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel for the Fund, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit A.
                  (c) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., special counsel for the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit B.

                   (d) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to such matters as the Underwriters may require and the Fund, the Investment Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.
                  (e) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (f) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Investment Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Investment Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto); (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Investment Adviser; (iv) the Fund and the Investment Adviser must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and (v) all of the representations and warranties of the Fund and the Investment Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

                  (g) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Investment Adviser not contemplated by the Prospectus (and any amendment or supplement thereto), which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Preferred Shares or (ii) any event or development relating to or involving the Fund, the Investment Adviser or any officer or trustee or director of the Fund or the Investment Adviser which makes any statement of a material fact made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act, the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Preferred Shares.

                  (h) Neither the Fund nor the Investment Adviser shall have failed at or prior to the Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

                  (i) You shall have received on the Closing Date a certificate, dated such date, of the president, any managing director or any vice president and of the controller, treasurer or assistant treasurer of each of the Fund and the Investment Adviser certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations and warranties of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Preferred Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers) and the Investment Adviser (with respect to certificates from such officers of the Investment Adviser) has performed and complied with all agreements that this Agreement requires it to perform by such Closing Date, (vi) neither the Fund (with respect to the certificate from such officers of the Fund) nor the Investment Adviser (with respect to the certificate from such officers of the Investment Adviser) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them and (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto).

                  (j) The Fund shall have furnished to you reports showing compliance with the asset coverage requirements of the 1940 Act and the Preferred Shares Basic Maintenance Amount Test (as defined in the Statement), each dated the Closing Date and in form and substance satisfactory to you. Each such report shall assume the receipt of the net proceeds from the sale of the Preferred Shares and may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

                  (k) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Underwriters that each series of Preferred Shares is rated `Aaa' by Moody's and `AAA' by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of each series of the Preferred Shares by either Rating Agency.

                  (j) The Fund and the Investment Adviser shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Investment Adviser).

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

         Any certificate or document signed by any officer of the Fund or the Investment Adviser and delivered to you, as Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Investment Adviser to each Underwriter as to the statements made therein.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you or by you, as Representatives of the several Underwriters, by notifying the Fund.

         If any one or more of the Underwriters shall fail or refuse to purchase Preferred Shares which it or they have agreed to purchase hereunder and the aggregate number of Preferred Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Preferred Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Preferred Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with the Citigroup Global Markets Inc. Master Agreement Among Underwriters, to purchase Preferred Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Preferred Shares and the aggregate number of Preferred Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Shares and arrangements satisfactory to you and the Fund for the purchase of such Preferred Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Preferred Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

         Any notice under this Section 10 may be made by telegram, facsimile or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriters to the Fund or the Investment Adviser, by notice given to the Fund or the Investment Adviser prior to delivery of and payment for the Preferred Shares if at any time prior to such time (i) trading in the Fund's common shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or

(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in your sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Fund or the Investment Adviser by telegram, facsimile or telephone and shall be subsequently confirmed by letter.

         12. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Preferred Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Preferred Shares, (d) the registrations or qualifications, if necessary of the Preferred Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent and the auction agent, (f) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Preferred Shares, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Preferred Shares, (h) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Preferred Shares by the NASD, and (i) fees paid to the Rating Agencies.

         Notwithstanding the foregoing, in the event that the sale of the Preferred Shares is not consummated pursuant to Section 2 hereof, the Investment Adviser will pay the costs and expenses of the Fund set forth above in this
Section 12 (a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(k) hereof.

         13. Information Furnished by the Underwriters. The names of the underwriters and numbers of Shares listed opposite such names in the first paragraph under the caption

"Underwriting" in the Prospectus, as well as, under the same caption, the third paragraph, the first sentence of the twelfth paragraph, the first sentence of the thirteenth paragraph, the fourteenth paragraph and the eighteenth paragraph constitute the only information relating to any Underwriter furnished to the Fund in writing by or on behalf of the Underwriters through you as such information is referred to herein, expressly for use in the Prospectus.
         14. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Adviser, c/o Calamos Asset Management, Inc. at 1111 E. Warrenville Road, Naperville, Illinois 60563, Attention: Ian McPherson, or (b) if to you, as Representatives of the Underwriters, at the office of Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.
         This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Investment Adviser, their trustees, directors and officers and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Preferred Shares in his status as such purchaser.

         15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund and the Investment Adviser and the several Underwriters.


                                    Very truly yours,

                                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:



                                    CALAMOS ASSET MANAGEMENT, INC.



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

Confirmed as of the date
first above written on
behalf of themselves and
the other several Underwriters
named in Schedule I hereto.



By:         CITIGROUP GLOBAL MARKETS INC.
            RBC DAIN RAUSCHER INC.
            WACHOVIA CAPITAL MARKETS, LLC
AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

By: CITIGROUP GLOBAL MARKETS INC.



    By:
       ---------------------------------------
       Name:
       Title:

July __, 2003


                                   SCHEDULE I

NAME OF UNDERWRITER                                         NUMBER OF
                                                            PREFERRED SHARES

Citigroup Global Markets Inc.
RBC Dain Rauscher Inc.
Wachovia Capital Markets, LLC

_____________________________



Total Underwriters (__)                                           [___________]

                                                                       EXHIBIT A
           [Form of Vedder, Price, Kaufman & Kammholz, P.C. Opinion]
         Based upon and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

         1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act. The Trust has the statutory trust power and authority to own property and conduct its business as described in the Prospectus;

         2. Under the Delaware Act and the Declaration, the execution and delivery of the Underwriting Agreement and each of the Trust Agreements by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite statutory trust action on the part of the Trust; the Underwriting Agreement and each of the Trust Agreements have been duly executed and delivered by the Trust; each of the Trust Agreements constitute the valid and binding agreement of the Trust enforceable against the Trust in accordance with its terms; and the Underwriting Agreement and each of the Trust Agreements comply with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations;

         3. The Common Shares have been duly authorized for issuance by the Trust, are validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Common Series. The holders of Common Shares will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Common Shares who is, was or may become a named Trustee of the Trust.

         4. The Shares have been duly authorized for issuance by the Trust and, when issued and delivered against payment therefor in accordance with the terms, conditions, requirements and procedures set forth in the Underwriting Agreement, will be validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Trust. The holders of Shares will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the

General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Shares who is, was or may become a named Trustee of the Trust;

         5. Under the Declaration and the Delaware Act, the issuance of the Shares is not subject to preemptive rights;

         6. The form of certificate evidencing the Shares complies with all applicable requirements of the Delaware Act;

         7. The execution and delivery by the Trust of the Underwriting Agreement and the Trust Agreements, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreements, the performance by the Trust of its obligations thereunder and the issuance and sale by the Trust of the Shares will not violate (i) the Organizational Documents and (ii) any applicable Delaware law or administrative regulation;

         8. None of the issuance and sale of the Shares by the Trust pursuant to the Underwriting Agreement, the execution and delivery of the Underwriting Agreement or any of the Trust Agreements by the Trust, or the performance by the Trust of its agreements under the Underwriting Agreement or any of the Trust Agreements (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the National Association of Securities Dealers, Inc., or any national securities exchange, or governmental body or agency, or arbitrator or court of the United States of America, or State of Illinois or State of Delaware or, based solely on the Docket Search, an order of any Delaware Court (as that term is defined in the opinion of Morris, Nichols, Arsht & Tunnell) (except (1) the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund or the offering of the Shares as contemplated in the Underwriting Agreement; (2) such as may have been obtained prior to the date hereof; and (3) such as may be required for compliance with state securities or blue sky laws of various jurisdictions) or (B) violates or will violate or constitutes or will constitute a breach of any of the provisions of the Organizational Documents of the Trust or (C) violates or will violate or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to us to which the Trust is party or by which it or any of its properties may be bound, or violates any existing material United States of America or State of Illinois or State of Delaware statute, law or regulation (assuming compliance with all applicable state securities and blue sky laws, and except that, in the published opinion of the Commission, the indemnification provisions in the Underwriting Agreement and the Trust Agreements, insofar as they relate to indemnification for liabilities arising under the 1933 Act, are against public policy as expressed in the 1933 Act and therefore unenforceable), or violates any judgment, injunction, order or decree known to us to be applicable to the Trust or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument known to us to which the Trust is a party or by which any of its property or assets is bound. To the best of our knowledge, the Trust is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency of the United States of America or the State of Illinois;

         9. Based solely on the Docket Search, there is not any Delaware court action, suit or proceeding pending against the Trust.

         10. The Registration Statement is effective under the 1933 Act and was filed under the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497; no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and to the best of our knowledge, no proceeding for any such purpose has been instituted or is pending or threatened in writing by the Commission;

         11. The Trust is registered under the 1940 Act as a closed-end diversified management investment company;

         12. The description of the authorized shares of beneficial interest of the Trust under the captions "Description of Preferred Shares," "The Auction" and "Description of Common Shares" in the Prospectus conform in all material respects as to legal matters to the terms thereof contained in the Trust's Declaration and the Statement;

         13. The statements made in the Prospectus under the captions "U.S. Federal Income Tax Matters," insofar as they constitute matters of law or legal conclusions, have been reviewed by us and constitute accurate statements of any such matters of law or legal conclusions;

         14. The Registration Statement and the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective issue dates (except the financial statements and other financial data contained therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

         15. To the best of our knowledge, there are no legal or governmental proceedings pending or threatened in writing against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus, but are not described therein as required;

         16. To the best of our knowledge, there are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations; and

         17. The Trust's registration statement on Form 8-A under the 1934 Act is effective.

         We have participated in conferences with officers and employees of the Trust, Adviser, representatives of the independent auditors for the Fund, special Delaware counsel to the Trust, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the limited extent otherwise covered by paragraphs 12 and 13 hereof and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that would have led us to believe that (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or (c) the 1940 Act Notification as of March 14, 2003 contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that in each case we express no belief with respect to the financial statements, schedules and other financial information and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement.

               [Form of Morris, Nichols, Arsht & Tunnell Opinion]
         1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act. The Trust has the statutory trust power and authority to own property and conduct its business as described in the Prospectus.

         2. Under the Delaware Act and the Governing Instrument, the execution and delivery of the Underwriting Agreement and each of the Trust Agreements by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite statutory trust action on the part of the Trust.

         3. The Common Shares have been duly authorized for issuance by the Trust, are validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Common Series. The holders of Common Shares will be, subject to the terms of the Governing Instrument, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Common Shares who is, was or may become a named Trustee of the Trust.


         4. The Preferred Shares have been duly authorized for issuance by the Trust and, when issued and delivered against payment therefor in accordance with the terms, conditions, requirements and procedures set forth in the Underwriting Agreement, will be validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Preferred Series. The holders of Preferred Shares will be, subject to the terms of the Governing Instrument, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Preferred Shares who is, was or may become a named Trustee of the Trust.

         5. Under the Governing Instrument and the Delaware Act, the issuance of the Preferred Shares is not subject to preemptive rights.

         6. The form of Preferred Shares Certificate complies with all applicable requirements of the Delaware Act.

         7. No authorization, approval, consent or order of any governmental authority or agency of the State of Delaware or, based solely on the Docket Search, an order of any Delaware Court, is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Shares, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreements or the performance by the Trust of its obligations thereunder.

         8. The execution and delivery by the Trust of the Underwriting Agreement and the Trust Agreements, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreements, the performance by the Trust of its obligations thereunder and the issuance and sale by the Trust of the Preferred Shares will not violate (i) the Certificate, the By-laws or the Governing Instrument or (ii) any applicable Delaware law or administrative regulation.

         9. Based solely on the Docket Search, there is not in any Delaware Court any action, suit or proceeding pending against the Trust.

                                                                      Appendix B

            [Form of Vedder, Price, Kaufman & Kammholz, P.C. Opinion]



         1. The Adviser is validly existing as a corporation in good standing under the laws of the State of Illinois.

         2. The Adviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Management Agreement.

         3. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Management Agreement as contemplated by the Prospectus.

         4. The Underwriting Agreement and the Management Agreement have been duly authorized by all requisite corporate action on the part of the Adviser, have each been duly executed and delivered on behalf of the Adviser, and the Management Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

         5. To the best of our knowledge, there is not pending or threatened in writing any action, suit, proceeding, inquiry or investigation, to which the Adviser is a party, or to which the property of the Adviser is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to (i) result in any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Adviser, (ii) materially and adversely affect the properties or assets of the Adviser or (iii) materially impair or adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement or the Prospectus.

         6. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States of America or the State of Illinois (other than (i) under the 1933 Act, the 1940 Act and the Rules and Regulations; (ii) such as have been obtained; and (iii) as may be required under the securities or blue sky laws of the various states, as to each of which we express no opinion) is necessary or required in connection with the performance by the Adviser of its obligations under the Underwriting Agreement and the Management Agreement.

         7. The execution and delivery of the Underwriting Agreement and the Management Agreement by the Adviser, and performance by the Adviser of its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both: (A) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser, or
(B) violate or constitute a breach of, or default under any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other material agreement or instrument known to us and to which the Adviser is a party or by which it may be bound, or to which any of the property or assets of the Adviser is subject, or (C) violate any applicable federal or State of Illinois law, statute, rule, regulation, or any judgment, order, writ or decree, known to us, of any governmental authority or administrative agency of the United States of America or the State of Illinois (except in each case for such violations, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the ability of the Adviser to perform its obligations under the Management Agreement) nor will such action result in any violation of the provisions of the Organizational Documents of the Adviser.


                                      B-2